UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2013

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 12 Crow Lane, Pembroke Bermuda	HM 19
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Amendment and Restatement of Named Executive Officer’s Employment Agreements

On October 23, 2013, RenaissanceRe Holdings Ltd. (the “Company”) entered into amended and restated employment agreements (each, a “Restated Employment Agreement”) with each member of our senior executive team, including each of our named executive officers (other than our Chief Executive Officer). The Restated Employment Agreements supersede and replace the current employment agreements, as amended and previously filed with the Securities and Exchange Commission, of each of our named executive officers (each, a “Prior Employment Agreement”).

The primary purpose of the Restated Employment Agreements is to consolidate each executive’s existing employment agreement with all amendments thereto, and to conform certain aspects of the Prior Employment Agreements with those of the employment agreement of our Chief Executive Officer (as filed with Securities and Exchange Commission as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on May 16, 2013).

The Restated Employment Agreements are in substantially the same form as the Prior Employment Agreements, taking into account all amendments thereto. The form of Restated Employment Agreement for each of our named executive officers (other than our Chief Executive Officer) is attached as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description

10.1	Form of the Amended and Restated Employment Agreement for Named Executive Officers (other than our Chief Executive Officer)*

*	Mr. Jeffrey D. Kelly’s Restated Employment Agreement differs from the form of Restated Employment Agreement as certain provisions of the form Restated Employment Agreement that deal with Section 457A of the Internal Revenue Code of 1986, as amended, are not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.
Date: October 24, 2013

	By:	/s/ Stephen H. Weinstein
	Name:	Stephen H. Weinstein
	Title:	Senior Vice President, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Form of the Amended and Restated Employment Agreement for Named Executive Officers (other than our Chief Executive Officer)**

**	Mr. Jeffrey D. Kelly’s Restated Employment Agreement differs from the form of Restated Employment Agreement as certain provisions of the form Restated Employment Agreement that deal with Section 457A of the Internal Revenue Code of 1986, as amended, are not applicable.